Exhibit 99.1

Helmerich & Payne, Inc. Capital One Securities, Inc. 2015 Energy Conference December 9-10, 2015

Statements within this presentation are “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements other than statements of historical facts included in this presentation, including, without limitation, statements regarding the Company’s future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward looking statements. For information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” sections of the Company’s SEC filings, including but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. As a result of these factors, Helmerich & Payne, Inc.’s actual results may differ materially from those indicated or implied by such forward-looking statements. We undertake no duty to update or revise our forward-looking statements based on changes in internal estimates, expectations or otherwise, except as required by law. Forward-looking Statements

Very strong balance sheet U.S. land drilling market share leader Most modern, uniform and capable land drilling fleet Strong term-contracted backlog with high quality customer base Strategy focused on continued innovation, performance excellence and customer satisfaction About Helmerich & Payne (H&P)

H&P’s Global Rig Fleet * Estimates include existing rigs and new build commitments as of December 9, 2015 and exclude 17 SCR powered FlexRigs decommissioned at the end of the second quarter of fiscal 2015 and six conventional SCR rigs decommissioned at the end of fiscal 2015.

Organic U.S. Land Fleet Growth * Estimates include existing rigs and announced new build commitments. 350 49

Drilling Activity in the U.S.

U.S. Land Drilling Market Conditions Oil and gas prices remain low Rig count is at ~700 and expected to continue to decline Approximately 85% of active rigs are drilling complex wells (horizontal and directional) AC drive market share continues to increase (now at 60%) Spot pricing remains soft

H&P’s U.S. Land Activity and Pricing Comments H&P’s U.S. Land segment has approximately 132 contracted rigs generating revenue as of December 9, 2015, down from 145 on September 30, 2015. As rig activity continues to decline, our U.S. Land segment quarterly revenue days are expected to sequentially decrease by 11%-14%. Average FlexRig spot pricing is down by more than 30%, as compared to spot pricing at the peak in November 2014. Since the start of the downturn in late-2014, H&P’s U.S. Land segment has received early termination notices for 61 rigs working under long-term contracts, up one from 60 at November 12, 2015.

High Quality Customer Base Best-in-Class Safety Market Leader Most Advanced Fleet H&P Highlights Very Strong Balance Sheet Strong Multi-Year Backlog

H&P vs. Peers Credit Statistics (As of September 30, 2015) Very Strong Balance Sheet 1. Total Capitalization is defined as Total Debt plus Shareholders' Equity. Total-Debt-to-Total-Capitalization Ratio1 Source: Company Filings

H&P’s Lead in U.S. Land AC Drive Rigs * The above estimates corresponding to U.S. lower 48 AC Drive fleets are derived from Rig Data and corporate filings. **Estimated number of all other available AC Drive rigs not including those owned by HP, NBR, PTEN, and PDS. Most Advanced Fleet

H&P U.S. Land Fleet – Family of Solutions

Rig Power Type


3,000 hp SCR Rigs (2)
AC Drive FlexRigs (342)

FlexRig Type


FlexRig5 (Pad*) (49)
FlexRig3 (130)
FlexRig4 (Pad*) (50)
FlexRig4 (28)
FlexRig3 (Pad*) (85)

Pad* AC Drive FlexRigs


Other ** FlexRigs (158)
Pad* FlexRigs (184)

Drawworks Horsepower


1,150 hp AC Drive FlexRigs (22)
3,000 hp SCR Rigs (2)
1,500 hp AC Drive FlexRigs (320)

* Optimal for multiple-well pad drilling applications.

** Approximately 130 FlexRig3s and 6 FlexRig4s of the 158 “Other FlexRigs” can be upgraded to Pad* FlexRigs.

Most Advanced Fleet

FlexRig Type Rig Power Type H&P U.S. Land Fleet (Contracted Rigs as of 12/9/15) Pad* AC Drive FlexRigs Drawworks Horsepower Most Advanced Fleet ** Most of the “Other FlexRigs” can be upgraded to Pad* FlexRigs. * Optimal for multiple-well pad drilling applications. **

Technology & Quality Service Make a Difference (1) Does not include the impact of early contract termination revenue. (2) Represents weighted-average rig margin per day for PTEN, NBR, PDS, and UNT. H&P’s Margin Premium (1) (2) Most Advanced Fleet

Performance is Not Only About Better Rigs Our competitive advantage is also about: People Safety Experience Training Culture Support Structure Processes Organizational Network Maintenance Supply Chain

H&P's U.S. Land Market Share

As of November 2015
(~700 Active Rigs in U.S. Land By Power Type)



HP
17%
PTEN
11%
NBR
10%
PDS
6%
UNT
4%
Other Land
Drillers
52%

As of October 2008 (Peak)
(~1,925 Active Rigs in U.S. Land By Power Type)



HP
9%
PTEN
13%
NBR
14%
PDS
7%
UNT
5%
Other Land
Drillers
52%

As of October 2014 (Peak)
(~1,930 Active Rigs in U.S. Land By Power Type)



HP
15%
PTEN
11%
NBR
11%
PDS
5%
UNT
4%
Other Land
Drillers
54%

Note: The above estimates corresponding to market share are derived from Rig Data. PDS' market share includes both PDS and Grey Wolf rigs. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower.

Market Leader

U.S. Land Active Rig Count BHI Industry Rig Count Through Third Quarter of Calendar 2015 Market Leader

U.S. Land Average Daywork Margins(1) (1) Does not include the impact of early contract termination revenue. Market Leader Through Third Quarter of Calendar 2015

* NBR’s operating income corresponds to its U.S. Lower 48, U.S. Offshore, and Alaska business units. Ten Year Profit Comparison ** PTEN’s operating income includes drilling operations in Canada. Market Leader

Delivering Safety – H&P vs. Industry (IADC) U.S. Land Safety Performance (2005 – Sept 2015) OSHA Recordable Injury Incidence Rates Injuries per 200,000 Man Hours H&P IADC w/o H&P Best-in-Class Safety

H&P Global Fleet Under Term Contract Strong Backlog The above term contract coverage excludes long-term contracts for which the Company received early contract termination notifications as of 12/9/15. Given notifications as of 12/9/15, the Company expects to generate approximately $13 million in the first fiscal quarter of 2016, approximately $48 million during the remaining three quarters of fiscal 2016, and over $10 million thereafter from early terminations corresponding to long-term contracts. All of the above rig contracts include provisions for early termination fees. Some of the new build deliveries may be delayed in exchange for compensation from customers, but the corresponding total backlog would remain the same or potentially increase. Mutually beneficial renegotiations of some long-term contracts for active rigs are expected to extend the timing of those contracts beyond what is reflected above. *

H&P vs. Industry U.S. Land Customer Base Note: The above estimates corresponding to the active rig fleet in the U.S. are derived from multiple sources including Rig Data and corporate filings. High Quality Customer Base

H&P Customer Credit Ratings * As of September 30, 2015. Consists of 145 contracted U.S. Land rigs, 8 contracted Offshore rigs, and 15 contracted International Land rigs. Includes approximately 48 customers with active/contracted H&P rigs. ** The figures above represent H&P’s customer commitments for term contract work at the beginning of the first fiscal quarter (October 1, 2015). The value of the H&P backlog is expected to continue to decline during the first fiscal quarter as the Company earns the corresponding income during the quarter through operations or through early contract termination fees. High Quality Customer Base Number of Contracted Rig-Years** ($3.1 Billion H&P Backlog) Number of Active H&P Rigs* (Working for Corresponding Customers)

Ongoing U.S. Land Market Trends Unconventional plays continue to shape the landscape. Multiple wells being drilled from a single pad. AC drive rigs are best suited for more complex horizontal drilling. Customers continue to focus on drilling efficiency, technology and safety. The replacement cycle is expected to continue.

Increasing Focus on More Difficult Drilling

Note: The above estimates corresponding to horizontal and directional rig activity by power type are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs. U.S. Land Horizontal and Directional Activity (As of November 2015)

The Replacement Cycle: Customer Adoption

U.S. Land Market (as of November 2015)

Top 10 E&P Operators
(~185 Active Rigs by Power Type)



Legacy Rigs 21%
AC Drive Rigs 79%

Next 90 E&P Operators
(~365 Active Rigs by Power Type)



Legacy Rigs 36%
AC Drive Rigs 64%

Remaining E&P Operators
(~150 Active Rigs by Power Type)



AC Drive Rigs 23%
Legacy Rigs 77%

Top 10 E&P Operators	Next 90 E&P Operators	Remaining E&P Operators
They represent the 10 most active E&P operators and employ ~26% of the industry's active drilling rigs.	They represent the next 90 most active E&P operators and employ ~53% of the industry's active drilling rigs.	They represent all other remaining active E&P operators and employ ~21% of the industry's active drilling rigs.
~93% of their rigs are drilling horizontal or directional wells.	~94% of their rigs are drilling horizontal or directional wells.	~57% of their rigs are drilling horizontal or directional wells.
~16% of their rigs are drilling horizontal or directional wells with SCR or Mechanical rigs.	~31% of their rigs are drilling horizontal or directional wells with SCR or Mechanical rigs.	~36% of their rigs are drilling horizontal or directional wells with SCR or Mechanical rigs.

Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs.

The Replacement Cycle Continues

As of November 2015
(~700 Active Rigs in U.S. Land By Power Type)


Mechanical
Rigs
18%
SCR Rigs
22%
AC Drive
Rigs
60%

As of October 2008 (Peak)
(~1,925 Active Rigs in U.S. Land By Power Type)


AC Drive
Rigs
15%
Mechanical
Rigs
51%
SCR Rigs
34%

As of October 2014 (Peak)
(~1,930 Active Rigs in U.S. Land By Power Type)


Mechanical
Rigs
31%
AC Drive
Rigs
41%
SCR Rigs
28%

Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs.

H&P’s Long Term Strategy Innovation Technology Safety and operational excellence Customer satisfaction Financial strength

Additional References

First Fiscal Quarter H&P Operations Outlook Drilling Operations Outlook for 1Q of Fiscal 2016 Compared to 4Q of Fiscal 2015 U.S. Land Segment Revenue days expected to decrease by roughly 11% to 14% Average rig revenue per day expected to decrease to roughly $26,000 (excluding the impact from early termination revenue) Average rig expense per day expected to decrease to roughly $13,600 Offshore Segment Revenue days expected to be flat Average rig margin per day expected to be approximately $9,500 International Land Revenue days expected to decrease to roughly 1,400 Average rig margin per day expected to be roughly $8,000 (as of November 12, 2015)

H&P Activity as of December 9, 2015 Rigs Working/ Contracted 132 131 1 8 16 156 Rigs Available 344 342 2 9 38 391 6 397 % Contracted 38% 38% 50% 89% 42% 40% U.S. Land AC Drive FlexRigs SCR Fleet Offshore International Land Total FlexRig Construction Total Fleet 54% are FlexRigs that are optimal for multi-well pad drilling applications. 68% are FlexRigs that are optimal for multi-well pad drilling applications. Reflects announced new build commitments under term contracts. (3) (1) (2)

H&P’s U.S. Land Fleet Activity (1) (1) Includes completed new builds pending delivery and not generating revenue days.

FlexRig Type Rig Power Type H&P U.S. Land Fleet (Idle Rigs as of 12/9/15) Pad* AC Drive FlexRigs Drawworks Horsepower Most Advanced Fleet ** Most of the “Other FlexRigs” can be upgraded to Pad* FlexRigs. * Optimal for multiple-well pad drilling applications. **

Leading U.S. Unconventional Driller * Includes 6 announced new FlexRigs with customer commitments scheduled for delivery in the first half of fiscal 2016. (138 H&P Contracted Land Rigs as of 12/9/15*)

U.S. Activity by Well and Rig Type

~700 Active U.S. Land Rigs (November 2015)


Vertical Wells Being Drilled 12%
Vertical All Rigs
Horizontal or Directional Wells Being Drilled with SCR or Mechanical Rigs 29%
Horiz & Dir SCR & Mech Rigs
Horiz & Dir AC Drive Rigs
Horizontal or Directional Wells Being Drilled with AC Drive Rigs, 59%

Note: The above estimates corresponding to rig activity and rig type are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs.

Active Idle Total Long-term Contracts Argentina 11 8 19 10 Bahrain 1 2 3 1 Colombia 1 7 8 1 Ecuador 1 5 6 U.A.E. 2 2 2 Total 16 22 38 14 H&P’s International Land Operations Rigs on term contract that have greater than or equal to 180 days remaining. 13 of 25 FlexRigs, included in the international fleet of 38 rigs, are under long-term contracts. (2) Rig Fleet Status (as of December 9, 2015) (1)

Number of Rigs Already Under Long-Term Contracts* (Estimated Quarterly Average, Including Announced New Builds - as of 12/9/15) H&P Global Fleet Under Term Contract Segment Q1 Q2 Q3 Q4 Q1 Q2 Q3 FY16 FY16 FY16 FY16 FY17 FY17 FY17 U.S. Land 107.2 103.3 100.3 94.3 89.0 81.5 73.9 International Land 14.2 14.0 14.0 14.0 14.0 14.0 13.0 Offshore 2.0 2.0 2.0 2.0 2.0 2.0 2.0 Total 123.4 119.3 116.3 110.3 105.0 97.5 88.9 Strong Backlog The above term contract coverage excludes long-term contracts for which the Company received early contract termination notifications as of 12/9/15. Given notifications as of 12/9/15, the Company expects to generate approximately $13 million in the first fiscal quarter of 2016, approximately $48 million during the remaining three quarters of fiscal 2016, and over $10 million thereafter from early terminations corresponding to long-term contracts. All of the above rig contracts include provisions for early termination fees. Some of the new build deliveries may be delayed in exchange for compensation from customers, but the corresponding total backlog would remain the same or potentially increase. Mutually beneficial renegotiations of some long-term contracts for active rigs are expected to extend the timing of those contracts beyond what is reflected above. *

The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency AC technology providing precise control and increased capability Computerized electronic driller more precisely controls down-hole parameters FlexRig designs are suited for both efficient well to well moves and multi-well pad applications Accelerated well programs and NPV gains A safer and more environmentally friendly workplace Fleet size and uniformity Total well cost savings even at premium dayrates H&P’s FlexRig Advantage Most Advanced Fleet

Theoretical 20% Efficiency 40% Efficiency Base Case Improvement Improvement 1. Drilling days average 13.5 10.8 8.1 Other days average 5.0 4.0 3.0 Moving days average (several multi-well pads) 1.5 1.2 0.9 Total rig days per well 20.0 16.0 12.0 Efficiency (Reduced Well Cycle Time) - 20% 40% 2. Drilling contractor dayrate $15,000 $20,000 $25,000 Operator’s other intangible $35,000 $35,000 $35,000 cost per day estimate Total daily cost estimate $50,000 $55,000 $60,000 Total cost per well (daily services) $1,000,000 $880,000 $720,000 3. Total well savings for customer – per well $120,000 $280,000 (12% Savings) (28% Savings) per year $2.74 MM $8.52 MM 4. Incremental number of wells per rig per year 4.6 wells 12.2 wells The Value Proposition: The Power of Efficiency

Ten-Year Relative Shareholder Return Source: Thomson Reuters as of December 7, 2015.

Land Drilling Market Valuations Source: Thomson Reuters as of December 7, 2015.

Current Dividend Yields Source: Thomson Reuters. Yields calculated as of market close on December 7, 2015.

Oil and Natural Gas Prices Source: Energy Information Administration and Thomson Reuters. Oil Prices Natural Gas Prices

Oil vs. Natural Gas Directed Rig Count